Document and Entity Information	12 Months Ended
Dec. 31, 2009
Document Type	8-K
Amendment Flag	false
Document Period End Date	2010-08-13
Entity Registrant Name	Ensco plc
Entity Central Index Key	0000314808

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
OPERATING REVENUES	$ 1,866.9	$ 2,210.3	$ 1,894
OPERATING EXPENSES
Contract drilling (exclusive of depreciation)	695.8	705.4	605.4
Depreciation	192	173.3	166.1
General and administrative	64	53.8	59.5
Total operating expenses	951.8	932.5	831
OPERATING INCOME	915.1	1,277.8	1,063
OTHER INCOME (EXPENSE), NET	8.8	(4.2)	37.8
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	923.9	1,273.6	1,100.8
PROVISION FOR INCOME TAXES
Current income tax expense	155.9	212.9	232.5
Deferred income tax expense	20.7	7.5	2.1
Total provision for income taxes	176.6	220.4	234.6
INCOME FROM CONTINUING OPERATIONS	747.3	1,053.2	866.2
DISCONTINUED OPERATIONS
Income from discontinued operations, net	49	127	132.7
Loss on disposal of discontinued operations, net	(11.8)	(23.5)
Total income from discontinued operations, net	37.2	103.5	132.7
NET INCOME	784.5	1,156.7	998.9
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(5.1)	(5.9)	(6.9)
NET INCOME ATTRIBUTABLE TO ENSCO	779.4	1,150.8	992
EARNINGS PER SHARE - BASIC
Continuing operations	$ 5.22	$ 7.32	$ 5.82
Discontinued operations	$ 0.26	$ 0.72	$ 0.89
Total earnings per share - basic	$ 5.48	$ 8.04	$ 6.71
EARNINGS PER SHARE - DILUTED
Continuing operations	$ 5.22	$ 7.3	$ 5.8
Discontinued operations	$ 0.26	$ 0.72	$ 0.89
Total earnings per share - diluted	$ 5.48	$ 8.02	$ 6.69
NET INCOME ATTRIBUTABLE TO ENSCO SHARES
Basic	769.7	1,138.2	984.7
Diluted	$ 769.7	$ 1,138.2	$ 984.7
WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	140.4	141.6	146.7
Diluted	140.5	141.9	147.2
CASH DIVIDENDS PER SHARE	$ 0.1	$ 0.1	$ 0.1

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
CURRENT ASSETS
Cash and cash equivalents	$ 1,141.4	$ 789.6
Accounts receivable, net	324.6	482.7
Other	186.8	128.6
Total current assets	1,652.8	1,400.9
PROPERTY AND EQUIPMENT, AT COST	6,151.2	5,376.3
Less accumulated depreciation	1,673.9	1,505
Property and equipment, net	4,477.3	3,871.3
GOODWILL	336.2	336.2
LONG-TERM INVESTMENTS	60.5	64.2
OTHER ASSETS, NET	220.4	157.5
Total assets	6,747.2	5,830.1
CURRENT LIABILITIES
Accounts payable - trade	159.1	195.8
Accrued liabilities and other	308.6	214.9
Current maturities of long-term debt	17.2	17.2
Total current liabilities	484.9	427.9
LONG-TERM DEBT	257.2	274.3
DEFERRED INCOME TAXES	377.3	340.5
OTHER LIABILITIES	120.7	103.8
COMMITMENTS AND CONTINGENCIES
ENSCO SHAREHOLDERS' EQUITY
Common shares, value		18.2
Additional paid-in capital	602.6	1,761.2
Retained earnings	4,879.2	4,114
Accumulated other comprehensive income (loss)	5.2	(17)
Treasury shares, at cost, 7.5 million shares and 40.1 million shares	(2.9)	(1,199.5)
Total Ensco shareholders' equity	5,499.2	4,676.9
NONCONTROLLING INTERESTS	7.9	6.7
Total equity	5,507.1	4,683.6
Total liabilities and shareholders' equity	6,747.2	5,830.1
Common Class A, par value in USD [Member]
ENSCO SHAREHOLDERS' EQUITY
Common shares, value	15
Common Class B, par value in GBP [Member]
ENSCO SHAREHOLDERS' EQUITY
Common shares, value	$ 0.1

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Dec. 31, 2009	Dec. 31, 2008 USD ( $)	Dec. 31, 2009 Common Class A, par value in USD [Member] USD ( $)	Dec. 31, 2009 Common Class B, par value in GBP [Member]	Dec. 31, 2009 Common Class B, par value in GBP [Member] GBP ( £)
Common shares, par value		$ 0.1	$ 0.1		£ 1
Common shares, shares authorized		250,000,000	250,000,000	50,000
Common shares, shares issued		181,900,000	150,000,000	50,000
Treasury shares, shares held	7,500,000	40,100,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
OPERATING ACTIVITIES
Net income	$ 784.5	$ 1,156.7	$ 998.9
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation expense	192	173.3	166.1
Share-based compensation expense	35.5	27.3	36.9
Amortization expense	31.1	31.8	10.2
Deferred income tax expense	20.7	7.5	2.1
Income from discontinued operations, net	(49)	(127)	(132.7)
Loss on disposal of discontinued operations, net	11.8	23.5
Other	0.1	4.5	(6.3)
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	185	(110.7)	(45.8)
Decrease (increase) in trading securities	5.5	(72.3)
Increase in other assets	(72.6)	(40.5)	(133.6)
Increase (decrease) in liabilities	20.5	(67.9)	200.3
Net cash provided by operating activities of continuing operations	1,165.1	1,006.2	1,096.1
INVESTING ACTIVITIES
Additions to property and equipment	(857.7)	(764.1)	(517.3)
Proceeds from disposal of discontinued operations	14.3	45.1
Proceeds from disposition of assets	2.6	4.8	7.6
Net cash used in investing activities	(840.8)	(714.2)	(509.7)
FINANCING ACTIVITIES
Reduction of long-term borrowings	(17.2)	(19)	(165.3)
Cash dividends paid	(14.2)	(14.3)	(14.8)
Proceeds from exercise of share options	9.6	27.3	35.8
Repurchase of shares	(6.5)	(259.7)	(527.6)
Other	(5.9)	1.5	0.9
Net cash used in financing activities	(34.2)	(264.2)	(671)
Effect of exchange rate changes on cash and cash equivalents	0.5	(15)	(0.8)
Net cash provided by operating activities of discontinued operations	61.2	147.3	149.1
INCREASE IN CASH AND CASH EQUIVALENTS	351.8	160.1	63.7
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	789.6	629.5	565.8
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 1,141.4	$ 789.6	$ 629.5

DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2009
DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.      DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)  Business

We are one of the leading providers of offshore contract drilling services to the international oil and gas industry. We have one of the largest and most capable offshore drilling rig fleets in the world comprised of 44 drilling rigs, including 39 jackup rigs, four ultra-deepwater semisubmersible rigs and one barge rig. Additionally, we have four ultra-deepwater semisubmersible rigs under construction. We drill and complete offshore oil and natural gas wells for major international, government-owned and independent oil and gas companies on a "day rate" contract basis, under which we provide our drilling rigs and rig crews and receive a fixed amount per day for drilling the well. Our customers bear substantially all of the ancillary costs of constructing the well and supporting drilling operations, as well as the economic risk relative to the success of the well.

Our contract drilling operations are integral to the exploration, development and production of oil and natural gas. Our business levels and corresponding operating results are significantly affected by worldwide levels of offshore exploration and development spending by oil and gas companies. Such spending may fluctuate substantially from year-to-year and from region-to-region based on various social, political, economic and environmental factors. See "Note 13 - Segment Information" for additional information on our operations by segment and geographic region.

b)  Redomestication

On December 23, 2009, we completed a reorganization of the corporate structure of the group of companies controlled by our predecessor, ENSCO International Incorporated ("Ensco Delaware"), pursuant to which an indirect, wholly-owned subsidiary merged with Ensco Delaware, and Ensco plc became our publicly-held parent company incorporated under English law (the "redomestication"). In connection with the redomestication, each issued and outstanding share of common stock of Ensco Delaware was converted into the right to receive one American depositary share ("ADS" or "share"), each representing one Class A ordinary share, par value U.S.  $0.10 per share, of Ensco plc. The ADSs are governed by a deposit agreement with Citibank, N.A. as depositary and trade on the New York Stock Exchange (the "NYSE") under the symbol "ESV," the symbol for Ensco Delaware common stock before the redomestication. We are now incorporated under English law as a public limited company and have relocated our principal executive offices to London, England. Unless the context requires otherwise, the terms "Ensco," "Company," "we," "us" and "our" refer to Ensco plc together with all subsidiaries and predecessors.

The redomestication was accounted for as an internal reorganization of entities under common control and, therefore, Ensco Delaware's assets and liabilities were accounted for at their historical cost basis and not revalued in the transaction. We remain subject to the U.S. Securities and Exchange Commission (the "SEC") reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles ("GAAP"). We also must comply with additional reporting requirements of English law.

c)  Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Ensco plc and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain previously reported amounts have been reclassified to conform to the current year presentation.

d)  Pervasiveness of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, the related revenues and expenses and disclosures of gain and loss contingencies as of the date of the financial statements. Actual results could differ from those estimates.

e)  Foreign Currency Remeasurement

Our functional currency is the U.S. dollar. As is customary in the oil and gas industry, a majority of our revenues are denominated in U.S. dollars, however, a portion of the expenses incurred by our non-U.S. subsidiaries are denominated in currencies other than the U.S. dollar ("foreign currencies"). These transactions are remeasured in U.S. dollars based on a combination of both current and historical exchange rates. Transaction gains and losses, including certain gains and losses on our derivative instruments, are included in other income (expense), net, in our consolidated statement of income. We incurred net foreign currency exchange gains of  $2.6 million for the year ended December 31, 2009, net foreign currency exchange losses of  $10.4 million for the year ended December 31, 2008 and net foreign currency exchange gains of  $9.2 million for the year ended December 31, 2007.

f)  Cash Equivalents and Short-Term Investments

Highly liquid investments with maturities of three months or less at the date of purchase are considered cash equivalents. Highly liquid investments with maturities of greater than three months but less than one year as of the date of purchase are classified as short-term investments.

g)  Property and Equipment

All costs incurred in connection with the acquisition, construction, enhancement and improvement of assets are capitalized, including allocations of interest incurred during periods that our drilling rigs are under construction or undergoing major enhancements and improvements. Repair and maintenance costs are charged to contract drilling expense in the period in which they occur. Upon sale or retirement of assets, the related cost and accumulated depreciation are removed from the balance sheet and the resulting gain or loss is included in contract drilling expense.

Our property and equipment is depreciated on the straight-line method, after allowing for salvage values, over the estimated useful lives of our assets. Drilling rigs and related equipment are depreciated over estimated useful lives ranging from 4 to 30 years. Buildings and improvements are depreciated over estimated useful lives ranging from 2 to 30 years. Other equipment, including computer and communications hardware and software costs, is depreciated over estimated useful lives ranging from 2 to 6 years.

We evaluate the carrying value of our property and equipment for impairment when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. For property and equipment used in our operations, recoverability is generally determined by comparing the net carrying value of an asset to the expected undiscounted future cash flows of the asset. If the carrying value of an asset is not recoverable, the amount of impairment loss is measured as the difference between the net book value of the asset and its estimated fair value. Property and equipment held for sale is recorded at the lower of net book value or net realizable value.

We recorded no impairment charges during the three-year period ended December 31, 2009. However, if the global economy were to deteriorate and/or the offshore drilling industry were to incur a significant prolonged downturn, it is reasonably possible that impairment charges may occur with respect to specific individual rigs, groups of rigs, such as a specific type of drilling rig, or rigs in a certain geographic location.

h)  Goodwill

We are in the process of developing a fleet of ultra-deepwater semisubmersible rigs and established a separate business unit to manage our deepwater operations during 2008. Our jackup rigs and barge rig are managed by major geographic region. Accordingly, our business consists of four operating segments: (1) Deepwater, (2) Asia Pacific, (3) Europe and Africa and (4) North and South America. Each of our four operating segments provides one service, contract drilling.

Our four operating segments represent our reporting units. As a result of our 2008 reorganization to four operating segments and reporting units, we reassigned goodwill to our reporting units based on a relative fair value allocation approach as follows (in millions):

Deepwater	$143.6
Asia Pacific	84.6
Europe and Africa	61.4
North and South America	46.6

Total	$336.2

     Goodwill is not allocated to operating segments in the measure of segment assets regularly reported to and used by management. No goodwill was acquired or disposed of during the three-year period ended December 31, 2009.

We test goodwill for impairment on an annual basis as of December 31 of each year or when events or changes in circumstances indicate that a potential impairment exists. The goodwill impairment test requires us to identify reporting units and estimate each unit's fair value as of the testing date. In most instances, our calculation of the fair value of our reporting units is based on estimates of future discounted cash flows to be generated by our drilling rigs.

We determined there was no impairment of goodwill as of December 31, 2009. However, if the global economy deteriorates and the offshore drilling industry were to incur a significant prolonged downturn, it is reasonably possible that our expectations of future cash flows may decline and ultimately result in impairment of our goodwill. Additionally, a significant decline in the market value of our shares could result in a goodwill impairment.

i)  Operating Revenues and Expenses

Substantially all of our drilling contracts ("contracts") are performed on a day rate basis, and the terms of such contracts are typically for a specific period of time or the period of time required to complete a specific task, such as drill a well. Contract revenues and expenses are recognized on a per day basis, as the work is performed. Day rate revenues are typically earned, and contract drilling expense is typically incurred, on a uniform basis over the terms of our contracts.

In connection with some contracts, we receive lump-sum fees or similar compensation for the mobilization of equipment and personnel prior to the commencement of drilling services or the demobilization of equipment and personnel upon contract completion. Fees received for the mobilization or demobilization of equipment and personnel are included in operating revenues. The costs incurred in connection with the mobilization and demobilization of equipment and personnel are included in contract drilling expense.

Mobilization fees received and costs incurred are deferred and recognized on a straight-line basis over the period that the related drilling services are performed. Demobilization fees and related costs are recognized as incurred upon contract completion. Costs associated with the mobilization of equipment and personnel to more promising market areas without contracts are expensed as incurred.

Deferred mobilization costs were included in other current assets and other assets, net, and totaled  $52.7 million and  $47.5 million as of December 31, 2009 and 2008, respectively. Deferred mobilization revenue was included in accrued liabilities and other, and other liabilities and totaled  $99.3 million and  $88.0 million as of December 31, 2009 and 2008, respectively.

In connection with some contracts, we receive up-front lump-sum fees or similar compensation for capital improvements to our drilling rigs. Such compensation is deferred and recognized as revenue over the period that the related drilling services are performed. The cost of such capital improvements is capitalized and depreciated over the useful life of the asset. Deferred revenue associated with capital improvements was included in accrued liabilities and other, and other liabilities and totaled  $22.5 million and  $2.2 million as of December 31, 2009 and 2008, respectively.

We must obtain certifications from various regulatory bodies in order to operate our drilling rigs and must maintain such certifications through periodic inspections and surveys. The costs incurred in connection with maintaining such certifications, including inspections, tests, surveys and drydock, as well as remedial structural work and other compliance costs, are deferred and amortized over the corresponding certification periods. Deferred regulatory certification and compliance costs were included in other current assets and other assets, net, and totaled  $9.7 million and  $6.5 million as of December 31, 2009 and 2008, respectively.

In certain countries in which we operate, taxes such as sales, use, value-added, gross receipts and excise may be assessed by the local government on our revenues. We generally record our tax-assessed revenue transactions on a net basis in our consolidated statement of income.

j)  Derivative Instruments

We use foreign currency forward contracts ("derivatives") to reduce our exposure to various market risks, primarily foreign currency exchange rate risk. See "Note 5 - Derivative Instruments" for additional information on how and why we use derivatives.

All derivatives are recorded on our consolidated balance sheet at fair value. Accounting for the gains and losses resulting from changes in the fair value of derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. Derivatives qualify for hedge accounting when they are formally designated as hedges and are effective in reducing the risk exposure that they are designated to hedge. Our assessment of hedge effectiveness is formally documented at hedge inception, and we review hedge effectiveness and measure any ineffectiveness throughout the designated hedge period on at least a quarterly basis.

Changes in the fair value of derivatives that are designated as hedges of the fair value of recognized assets or liabilities or unrecognized firm commitments ("fair value hedges") are recorded currently in earnings and included in other income (expense), net, in our consolidated statement of income. Changes in the fair value of derivatives that are designated as hedges of the variability in expected future cash flows associated with existing recognized assets or liabilities or forecasted transactions ("cash flow hedges") are recorded in accumulated other comprehensive income (loss) ("AOCI"). Amounts recorded in AOCI associated with cash flow hedges are subsequently reclassified into contract drilling, depreciation or interest expense as earnings are affected by the underlying hedged forecasted transactions.

Gains and losses on a cash flow hedge, or a portion of a cash flow hedge, that no longer qualifies as effective due to an unanticipated change in the forecasted transaction are recognized currently in earnings and included in other income (expense), net, in our consolidated statement of income based on the change in the fair value of the derivative. When a forecasted transaction is no longer probable of occurring, gains and losses on the derivative previously recorded in AOCI are reclassified currently into earnings and included in other income (expense), net, in our consolidated statement of income.

We occasionally enter into derivatives that hedge the fair value of recognized assets or liabilities, but do not designate such derivatives as hedges or the derivatives otherwise do not qualify for hedge accounting. In these situations, there generally is a natural hedging relationship where changes in the fair value of the derivatives offset changes in the fair value of the underlying hedged items. Changes in the fair value of these derivatives are recognized currently in earnings in other income (expense), net, in our consolidated statement of income.

Derivatives with asset fair values are reported in other current assets or other assets, net, depending on maturity date. Derivatives with liability fair values are reported in accrued liabilities and other, or other liabilities depending on maturity date.

k)  Income Taxes

We conduct operations and earn income in numerous countries and are subject to the laws of taxing jurisdictions within those countries, including U.K. and U.S. tax laws. Current income taxes are recognized for the amount of taxes payable or refundable based on the laws and income tax rates in the taxing jurisdictions in which operations are conducted and income is earned.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of our assets and liabilities using the enacted tax rates in effect at year-end. A valuation allowance for deferred tax assets is recorded when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized.

In many of the jurisdictions in which we operate, tax laws relating to the offshore drilling industry are not well developed and change frequently. Furthermore, we may enter into transactions with affiliates or employ other tax planning strategies that generally are subject to complex tax regulations. As a result of the foregoing, the tax liabilities and assets we recognize in our financial statements may differ from the tax positions taken, or expected to be taken, in our tax returns. Our tax positions are evaluated for recognition using a more-likely-than-not threshold, and those tax positions requiring recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information. Interest and penalties relating to income taxes are included in current income tax expense in our consolidated statement of income. See "Note 10 - Income Taxes" for additional information on our unrecognized tax benefits.

Our drilling rigs frequently move from one taxing jurisdiction to another based on where they are contracted to perform drilling services. The movement of drilling rigs among taxing jurisdictions may involve a transfer of drilling rig ownership among our subsidiaries. The pre-tax profit resulting from intercompany rig sales is eliminated and the carrying value of rigs sold in intercompany transactions remains at the historical net depreciated cost prior to the transaction. Our consolidated financial statements do not reflect the asset disposition transaction of the selling subsidiary or the asset acquisition transaction of the acquiring subsidiary. Income taxes resulting from the transfer of drilling rig ownership among subsidiaries, as well as the tax effect of any reversing temporary differences resulting from the transfers, are deferred and amortized on a straight-line basis over the remaining useful life of the rig.

In some instances, we may determine that certain temporary differences will not result in a taxable or deductible amount in future years, as it is more-likely-than-not we will commence operations and depart from a given taxing jurisdiction without such temporary differences being recovered or settled. Under these circumstances, no future tax consequences are expected and no deferred taxes are recognized in connection with such operations. We evaluate these determinations on a periodic basis and, in the event our expectations relative to future tax consequences change, the applicable deferred taxes are recognized.

It is our policy and intention to indefinitely reinvest all remaining and future undistributed earnings of Ensco Delaware's non-U.S. subsidiaries in such subsidiaries. Accordingly, no U.S. deferred taxes are provided on the undistributed earnings of Ensco Delaware's non-U.S. subsidiaries. See "Note 10 - Income Taxes" for additional information on the undistributed earnings of Ensco Delaware's non-U.S. subsidiaries.

l)  Share-Based Compensation

We sponsor several share-based compensation plans that provide equity compensation to our employees, officers and directors. Share-based compensation cost is measured at fair value on the date of grant and recognized on a straight-line basis over the requisite service period (usually the vesting period). The amount of compensation cost recognized in our consolidated statement of income is based on the awards ultimately expected to vest and, therefore, reduced for estimated forfeitures. All changes in estimated forfeitures are based on historical experience and are recognized as a cumulative adjustment to compensation cost in the period in which they occur. See "Note 9 - Benefit Plans" for additional information on our share-based compensation.

m)  Fair Value Measurements

On January 1, 2008, we adopted certain provisions of FASB ASC 820-10 (previously SFAS No. 157, "Fair Value Measurements"). This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy assigns the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities ("Level 1") and the lowest priority to unobservable inputs ("Level 3"). Level 2 measurements are inputs that are observable for assets or liabilities, either directly or indirectly, other than quoted prices included within Level 1.

Our auction rate securities, marketable securities held in our supplemental executive retirement plans ("SERP") and derivatives are measured at fair value. Our auction rate securities are measured at fair value using an income approach valuation model (Level 3 inputs) to estimate the price that will be received in exchange for our auction rate securities in an orderly transaction between market participants ("exit price"). The exit price is derived as the weighted-average present value of expected cash flows over various periods of illiquidity, using a risk-adjusted discount rate that is based on the credit risk and liquidity risk of our auction rate securities. See "Note 3 - Long-Term Investments" for additional information on our auction rate securities, including a description of the securities and underlying collateral, a discussion of the uncertainties relating to their liquidity and our accounting treatment.

Assets held in our SERP are measured at fair value based on quoted market prices (Level 1 inputs). Our derivatives are measured at fair value based on market prices that are generally observable for similar assets and liabilities at commonly quoted intervals (Level 2 inputs). See "Note 5 - Derivative Instruments" for additional information on our derivative instruments, including a description of our foreign currency hedging activities and related methods used to manage foreign currency exchange rate risk.

See "Note 8 - Fair Value Measurements" for additional information on the fair value measurement of our financial assets and liabilities.

n)  Earnings Per Share

On January 1, 2009, we adopted certain provisions of FASB ASC 260-10-45 (previously FASB Staff Position EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities"). This standard addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share ("EPS") under the two-class method. Non-vested share awards granted to our employees and non-employee directors contain nonforfeitable dividend rights and, therefore, are now considered participating securities. We have prepared our current period basic and diluted EPS computations and retrospectively revised our comparative prior period computations to exclude net income allocated to non-vested share awards.

The following table is a reconciliation of net income attributable to Ensco shares used in our basic and diluted EPS computations for each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Net income attributable to Ensco	$779.4	$1,150.8	$992.0
Net income allocated to non-vested share awards	(9.7)	(12.6)	(7.3)

Net income attributable to Ensco shares	$769.7	$1,138.2	$984.7

     The following table is a reconciliation of the weighted-average shares used in our basic and diluted earnings per share computations for each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Weighted-average shares - basic	140.4	141.6	146.7
Potentially dilutive share options	.1	.3	.5

Weighted-average shares - diluted	140.5	141.9	147.2

Antidilutive share options totaling 1.1 million, 746,000 and 503,000 were excluded from the computation of diluted EPS for the years ended December 31, 2009, 2008 and 2007, respectively.

o)  Noncontrolling Interests

On January 1, 2009, we adopted certain provisions of FASB ASC 810-10 (previously SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements"). This standard clarifies that a noncontrolling interest should be reported as equity in the consolidated financial statements and requires net income attributable to both the parent and the noncontrolling interest to be disclosed separately on the face of the consolidated statement of income. These presentation and disclosure provisions required retrospective application to all prior periods presented.

Noncontrolling interests are classified as equity on our consolidated balance sheet and net income attributable to noncontrolling interests is presented separately on our consolidated statement of income. In our Asia Pacific operating segment, local third parties hold a noncontrolling ownership interest in three of our subsidiaries. No changes in the ownership interests of these subsidiaries occurred during the three-year period ended December 31, 2009.

Income from continuing operations attributable to Ensco for each of the years in the three-year period ended December 31, 2009 was as follows (in millions):

	2009	2008	2007

Income from continuing operations	$747.3	$1,053.2	$866.2
Income from continuing operations attributable to noncontrolling interests	(4.2)	(5.1)	(5.9)

Income from continuing operations attributable to Ensco	$743.1	$1,048.1	$860.3

Income (loss) from discontinued operations, net, attributable to Ensco for each of the years in the three-year period ended December 31, 2009 was as follows:

	2009	2008	2007

Income from discontinued operations	$37.2	$103.5	$132.7
Income from discontinued operations attributable to noncontrolling interests	(.9)	(.8)	(1.0)

Income from discontinued operations attributable to Ensco	$36.3	$102.7	$131.7

PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2009
PROPERTY AND EQUIPMENT
2.      PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Drilling rigs and equipment	$4,801.1	$3,829.8
Other	47.0	45.5
Work in progress	1,303.1	1,501.0

	$6,151.2	$5,376.3

Work in progress as of December 31, 2009 primarily consisted of  $1,262.5 million related to the construction of our ENSCO 8500 Series® ultra-deepwater semisubmersible rigs and costs associated with various modification and enhancement projects. ENSCO 8502 was delivered in January 2010 and the related construction costs will remain classified as work in progress until the rig is placed into service during the third quarter of 2010. Work in progress as of December 31, 2008 primarily consisted of  $1,445.2 million related to the construction of our ENSCO 8500 Series® rigs and costs associated with various modification and enhancement projects.

LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2009
LONG-TERM INVESTMENTS
3.      LONG-TERM INVESTMENTS

As of December 31, 2009 and 2008, we held  $66.8 million and  $72.3 million (par value), respectively, of long-term debt instruments with variable interest rates that periodically reset through an auction process ("auction rate securities"). Our auction rate securities were originally acquired in January 2008 and have final maturity dates ranging from 2025 to 2047.

Auctions for our auction rate securities began to fail in February 2008 as there were more sellers than buyers at the scheduled interest rate auctions and parties desiring to sell their auction rate securities were unable to do so. When an auction fails, the interest rate is adjusted according to the provisions of the associated security agreement. Through December 31, 2009, auctions for our auction rate securities continued to fail with the exception of the successful auction of  $4.7 million of our securities during June 2008. Auction rate securities totaling  $5.5 million and  $6.0 million were redeemed at par during the years ended December 31, 2009 and 2008, respectively. Additionally,  $2.5 million of our auction rate securities were redeemed at par in January 2010.

Our investments in auction rate securities as of December 31, 2009 were diversified across fifteen separate issues and each issue maintains scheduled interest rate auctions in either 28-day or 35-day intervals. The majority of our auction rate securities are currently rated Aaa by Moody's, AAA by Standard & Poor's and/or AAA by Fitch. An aggregate  $64.3 million (par value), or 96%, of our auction rate securities were issued by state agencies and are supported by student loans for which repayment is substantially guaranteed by the U.S. government under the Federal Family Education Loan Program ("FFELP").

Upon acquisition in January 2008, we designated our auction rate securities as trading securities as it was our intent to sell them in the near-term. Due to illiquidity in the auction rate securities market, we intend to hold our auction rate securities until they can be redeemed by issuers, repurchased by brokerage firms or sold in a market that facilitates orderly transactions. Although we will hold our auction rate securities longer than originally anticipated, we continue to designate them as trading securities.

Our auction rate securities were measured at fair value as of December 31, 2009 and 2008, and net unrealized gains of  $1.8 million and unrealized losses of  $8.1 million were included in other income (expense), net, in our consolidated statements of income for the years ended December 31, 2009 and 2008, respectively. See "Note 8 - Fair Value Measurements" for additional information on the fair value measurement of our auction rate securities.

The carrying value of our auction rate securities was  $60.5 million and  $64.2 million as of December 31, 2009 and 2008, respectively. We are currently unable to determine whether issuers of our auction rate securities will attempt and/or be able to refinance them and have classified our auction rate securities as long-term investments on our consolidated balance sheets. Cash flows from purchases and sales of our auction rate securities are classified as operating activities in our consolidated statement of cash flows.

LONG-TERM DEBT	12 Months Ended
Dec. 31, 2009
LONG-TERM DEBT
4.      LONG-TERM DEBT

Long-term debt as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

7.20% Debentures due 2027	$148.9	$148.8
6.36% Bonds due 2015	76.0	88.7
4.65% Bonds due 2020	49.5	54.0
	274.4	291.5
Less current maturities	(17.2)	(17.2)

Total long-term debt	$257.2	$274.3

Debentures Due 2027

In November 1997, Ensco Delaware issued  $150.0 million of unsecured 7.20% Debentures due November 15, 2027 (the "Debentures") in a public offering. Interest on the Debentures is payable semiannually in May and November and may be redeemed at any time at our option, in whole or in part, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and a make-whole premium. The indenture under which the Debentures were issued contains limitations on the incurrence of indebtedness secured by certain liens and limitations on engaging in certain sale/leaseback transactions and certain merger, consolidation or reorganization transactions. The Debentures are not subject to any sinking fund requirements. On December 22, 2009, in connection with the redomestication, Ensco plc entered into a supplemental indenture to unconditionally guarantee the principal and interest payments on the Debentures.

Bonds Due 2015 and 2020

In January 2001, a subsidiary of Ensco Delaware issued  $190.0 million of 15-year bonds to provide long-term financing for ENSCO 7500. The bonds will be repaid in 30 equal semiannual principal installments of  $6.3 million ending in December 2015. Interest on the bonds is payable semiannually, in June and December, at a fixed rate of 6.36%. In October 2003, a subsidiary of Ensco Delaware issued  $76.5 million of 17-year bonds to provide long-term financing for ENSCO 105. The bonds will be repaid in 34 equal semiannual principal installments of  $2.3 million ending in October 2020. Interest on the bonds is payable semiannually, in April and October, at a fixed rate of 4.65%.

Both bond issuances are guaranteed by the United States of America, acting by and through the United States Department of Transportation, Maritime Administration ("MARAD"), and Ensco Delaware issued separate guaranties to MARAD, guaranteeing the performance of obligations under the bonds. On February 19, 2010, the documents governing MARAD's guarantee commitments were amended to address certain changes arising from the redomestication and to include Ensco plc as an additional guarantor of the debt obligations.

Revolving Credit Facility

In June 2005, Ensco Delaware executed a  $350.0 million unsecured revolving credit facility (the "Credit Facility") with a syndicate of lenders for a five-year term, expiring in June 2010. The Credit Facility was amended on December 22, 2009 to address certain changes arising from the redomestication and to include Ensco plc as an additional guarantor.

Advances under the Credit Facility bear interest at LIBOR plus an applicable margin rate (currently .35% per annum), depending on our credit rating. We pay a facility fee (currently .10% per annum) on the total  $350.0 million commitment, which is also based on our credit rating, and pay an additional utilization fee on outstanding advances if such advances equal or exceed 50% of the total  $350.0 million commitment. We had no amounts outstanding under the Credit Facility as of December 31, 2009 and 2008.

Maturities

The aggregate maturities of our long-term debt, excluding unamortized discounts of  $1.1 million, as of December 31, 2009 were as follows (in millions):

2010	$ 17.2
2011	17.2
2012	17.2
2013	17.2
2014	17.2
Thereafter	189.5

Total	$275.5

    Interest expense totaled  $20.9 million,  $21.6 million and  $32.3 million for the years ended December 31, 2009, 2008 and 2007, respectively. All interest expense incurred during the years ended December 31, 2009 and 2008 was capitalized in connection with the construction of our ENSCO 8500 Series® rigs. During the year ended December 31, 2007,  $30.4 million of interest expense was capitalized.

DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2009
DERIVATIVE INSTRUMENTS
5.      DERIVATIVE INSTRUMENTS

On January 1, 2009, we adopted certain disclosure provisions of FASB ASC 815-10-50 (previously SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities"). These provisions require enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB ASC 815 (previously SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities") and (c) how derivative instruments and related hedged items affect an entity's financial position, operating results and cash flows.

We use derivatives to reduce our exposure to various market risks, primarily foreign currency exchange rate risk. We maintain a foreign currency risk management strategy that utilizes derivatives to reduce our exposure to unanticipated fluctuations in earnings and cash flows caused by changes in foreign currency exchange rates. Although no interest rate related derivative instruments were outstanding as of December 31, 2009 and 2008, we occasionally employ an interest rate risk management strategy that utilizes derivative instruments to minimize or eliminate unanticipated fluctuations in earnings and cash flows arising from changes in, and volatility of, interest rates. We minimize our credit risk relating to the counterparties of our derivatives by transacting with multiple, high-quality financial institutions, thereby limiting exposure to individual counterparties, and by monitoring the financial condition of our counterparties. We do not enter into derivatives for trading or other speculative purposes.

All derivatives were recorded on our consolidated balance sheets at fair value. Accounting for the gains and losses resulting from changes in the fair value of derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. See "Note 1 - Description of the Business and Summary of Significant Accounting Policies" for additional information on how derivatives are accounted for under FASB ASC 815.

As of December 31, 2009 and 2008, our consolidated balance sheets included net foreign currency derivative assets of  $13.2 million and net foreign currency derivative liabilities of  $20.3 million, respectively. See "Note 8 - Fair Value Measurements" for additional information on the fair value measurement of our derivatives. Derivatives recorded at fair value on our consolidated balance sheets as of December 31, 2009 and 2008 consisted of the following (in millions):

	Assets		Liabilities
	2009	2008	2009	2008
Derivatives Designated as Hedging Instruments
Foreign currency forward contracts - current(1)	$10.2	$ .3	$1.1	$25.8
Foreign currency forward contracts - non-current(2)	3.8	5.1	--	.0
	14.0	5.4	1.1	25.8

Derivatives not Designated as Hedging Instruments
Foreign currency forward contracts - current(1)	.3	.1	.0	.0
	.3	.1	.0	.0

Total	$14.3	$5.5	$1.1	$25.8

(1)
Derivative assets and liabilities that have maturity dates equal to or less than twelve months from the respective balance sheet dates were included in other current assets and accrued liabilities and other, respectively, on our consolidated balance sheets.

(2)
Derivative assets and liabilities that have maturity dates greater than twelve months from the respective balance sheet dates were included in other assets, net, and other liabilities, respectively, on our consolidated balance sheets.

     We utilize derivatives to hedge forecasted foreign currency denominated transactions ("cash flow hedges"), primarily to reduce our exposure to foreign currency exchange rate risk associated with the portion of our remaining ENSCO 8500 Series® construction obligations denominated in Singapore dollars and contract drilling expenses denominated in various other currencies. As of December 31, 2009, we had cash flow hedges outstanding to exchange an aggregate  $288.5 million for various currencies, including  $195.9 million for Singapore dollars,  $54.1 million for British pounds,  $25.4 million for Australian dollars and  $13.1 million for other currencies.

Gains and losses on derivatives designated as cash flow hedges included in our consolidated statements of income for each of the years in the three-year period ended December 31, 2009 were as follows (in millions):

	Gain (Loss) Recognized in Other Comprehensive Income (Loss) ("OCI") on Derivatives (Effective Portion)			(Loss) Gain Reclassified from AOCI into Income (Effective Portion)			(Loss) Gain Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)(1)
	2009	2008	2007	2009	2008	2007	2009	2008	2007

Foreign currency forward contracts(2)	$13.5	$(16.4)	$8.2	$(8.0)	$(2.9)	$ 7.9	$(2.9)	$(1.0)	$ .7
Interest rate lock contracts(3)	--	--	--	(.7)	(.7)	(1.0)	--	--	-

Total	$13.5	$(16.4)	$8.2	$(8.7)	$(3.6)	$ 6.9	$(2.9)	$(1.0)	$ .7

(1)	Gains and losses recognized in income for ineffectiveness and amounts excluded from effectiveness testing were included in other income (expense), net, in our consolidated statements of income.

(2)	Gains and losses on derivative instruments reclassified from AOCI into income (effective portion) were included in contract drilling expense in our consolidated statements of income.

(3)	Losses on derivatives reclassified from AOCI into income (effective portion) were included in other income (expense), net, in our consolidated statements of income.

We have net assets and liabilities denominated in numerous foreign currencies and use various methods to manage our exposure to foreign currency exchange rate risk. We predominantly structure our drilling contracts in U.S. dollars, which significantly reduces the portion of our cash flows and assets denominated in foreign currencies. We occasionally enter into derivatives that hedge the fair value of recognized foreign currency denominated assets or liabilities but do not designate such derivatives as hedging instruments. In these situations, a natural hedging relationship generally exists whereby changes in the fair value of the derivatives offset changes in the fair value of the underlying hedged items. As of December 31, 2009, we had derivatives not designated as hedging instruments outstanding to exchange an aggregate  $61.5 million for various currencies, including  $20.7 million for Singapore dollars,  $17.7 million for Australian dollars,  $9.6 million for British pounds and  $13.5 million for other currencies.

Net gains of  $4.6 million, net losses of  $3.5 million and net gains of  $2.0 million associated with our derivatives not designated as hedging instruments were included in other income (expense), net, in our consolidated statements of income for the years ended December 31, 2009, 2008 and 2007, respectively.

If we were to incur a hypothetical 10% adverse change in foreign currency exchange rates, net unrealized losses associated with our foreign currency denominated assets and liabilities and related derivatives as of December 31, 2009 would approximate  $27.9 million, including  $20.9 million related to our Singapore dollar exposures. All of our outstanding derivatives mature during the next two years.

As of December 31, 2009, the estimated amount of net gains associated with derivative instruments, net of tax, that will be reclassified to earnings during the next twelve months was as follows (in millions):

Net gains to be reclassified to contract drilling expense	$3.9
Net losses to be reclassified to other income (expense), net	(.6)

Net gains to be reclassified to earnings	$3.3

COMPREHENSIVE INCOME	12 Months Ended
Dec. 31, 2009
COMPREHENSIVE INCOME
6.      COMPREHENSIVE INCOME

Accumulated other comprehensive income (loss) as of December 31, 2009, 2008 and 2007 was comprised of net gains and losses on derivative instruments, net of tax. The components of our comprehensive income, net of tax, for each of the years in the three-year period ended December 31, 2009 were as follows (in millions):

	2009	2008	2007

Net Income	$784.5	$1,156.7	$ 998.9
Other comprehensive income:
Net change in fair value of derivatives	13.5	(16.4)	8.2
Reclassification of unrealized gains and losses on derivative instruments from other comprehensive loss (income) into net income	8.7	3.6	(6.9)
Net other comprehensive income (loss)	22.2	(12.8)	1.3

Comprehensive income	806.7	1,143.9	1,000.2
Comprehensive income attributable to noncontrolling interests	(5.1)	(5.9)	(6.9)

Comprehensive income attributable to Ensco	$801.6	$1,138.0	$ 993.3

SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2009
SHAREHOLDERS' EQUITY
7.      SHAREHOLDERS' EQUITY

In conjunction with the redomestication in December 2009, each issued and outstanding share of common stock of Ensco Delaware was converted into the right to receive one American depositary share, each representing one Class A ordinary share, par value U.S.  $0.10 per share, of Ensco plc. In total, 150.0 million Class A ordinary shares were issued, with 142.6 million exchanged for shares of common stock of Ensco Delaware. The remaining 7.4 million Class A ordinary shares were held as treasury shares on our December 31, 2009 consolidated balance sheet. Prior to the redomestication, Ensco plc also issued 50,000 Class B ordinary shares, par value £1 per share, to Ensco Delaware. The Class B ordinary shares have no voting rights or rights to dividends or distributions.

Prior to the redomestication, Ensco Delaware retired 40.2 million treasury shares with a historical cost totaling  $1,203.9 million under authorization from our Board of Directors. Pursuant to its certificate of incorporation in effect prior to the redomestication, Ensco Delaware had 20.0 million authorized shares of preferred stock, U.S.  $1 par value, and none had been issued as of December 31, 2008.

Activity in our various shareholders' equity accounts for each of the years in the three-year period ended December 31, 2009 was as follows (in millions):

					Accumulated
					Other
			Additional		Comprehensive
	Par		Paid-In	Retained	Income	Treasury	Noncontrolling
	Shares	Value	Capital	Earnings	(Loss)	Shares	Interest

BALANCE, December 31, 2006	178.7	$17.9	$1,621.3	$1,994.5	$ (5.5)	$ (412.2)	$ 3.4
Cumulative effect of adoption of FIN 48	--	--	--	5.8	--	--	--
Net income	--	--	--	992.0	--	--	6.9
Cash dividends paid	--	--	--	(14.8)	--	--	--
Distributions to noncontrolling interests	--	--	--	--	--	--	(5.7)
Shares issued under share‑based compensation plans, net	1.6	.1	35.7	--	--	--	--
Tax benefit from share‑based compensation	--	--	6.6	--	--	--	--
Repurchase of shares	--	--	--	--	--	(527.6)	--
Share‑based compensation cost	--	--	36.9	--	--	--	--
Net other comprehensive income	--	--	--	--	1.3	--	--

BALANCE, December 31, 2007	180.3	18.0	1,700.5	2,977.5	(4.2)	(939.8)	4.6
Net income	--	--	--	1,150.8	--	--	5.9
Cash dividends paid	--	--	--	(14.3)	--	--	--
Distributions to noncontrolling interests	--	--	--	--	--	--	(3.8)
Shares issued under share‑based compensation plans, net	1.6	.2	27.1	--	--	--	--
Tax benefit from share‑based compensation	--	--	5.3	--	--		--
Repurchase of shares	--	--	--	--	--	(259.7)	--
Share‑based compensation cost	--	--	28.3	--	--	--	--
Net other comprehensive loss	--	--	--	--	(12.8)	--	--

BALANCE, December 31, 2008	181.9	18.2	1,761.2	4,114.0	(17.0)	(1,199.5)	6.7
Net income	--	--	--	779.4	--	--	5.1
Cash dividends paid	--	--	--	(14.2)	--	--	--
Distributions to noncontrolling interests	--	--	--	--	--	--	(3.9)
Shares issued under share‑based compensation plans, net	.9	.1	9.5	--	--	--	--
Tax deficiency from share‑based compensation	--	--	(2.4)	--	--	--	--
Repurchase of shares	--	--	--	--	--	(6.5)	--
Retirement of treasury shares	(40.2)	(4.0)	(1,200.0)	--	--	1,203.9	--
Share‑based compensation cost	--	--	34.3	--	--	--	--
Net other comprehensive income	--	--	--	--	22.2	--	--
Cancellation of shares of common stock during redomestication	(142.6)	(14.3)	--	--	--	--	--
Issuance of ordinary shares pursuant to the redomestication	150.1	15.1	--	--	--	(.8)	--

BALANCE, December 31, 2009	150.1	$ 15.1	$ 602.6	$4,879.2	$ 5.2	$ (2.9)	$ 7.9

The Board of Directors previously authorized the repurchase of up to  $1,500.0 million of our shares. From inception of our share repurchase programs during 2006 through December 31, 2008, we repurchased an aggregate 16.5 million shares at a cost of  $937.6 million (an average cost of  $56.79 per share). No shares were repurchased under the share repurchase programs during 2009. In December 2009, in conjunction with the redomestication, the remaining repurchase authorization was extended authorizing management to repurchase up to  $562.4 million of ADSs from time to time pursuant to share repurchase agreements with two investment banks. Although such amount remained available for repurchase as of December 31, 2009, the Company will not repurchase any shares without further consultation with and approval by the Board of Directors of Ensco plc.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2009
FAIR VALUE MEASUREMENTS
8.      FAIR VALUE MEASUREMENTS

The following fair value hierarchy table categorizes information regarding our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008 (in millions):

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

As of December 31, 2009

Auction rate securities	$ --	$ --	$60.5	$60.5
Supplemental executive retirement plan assets	18.7	--	--	18.7
Derivatives, net	--	13.2	--	13.2
Total financial assets	$18.7	$13.2	$60.5	$92.4

As of December 31, 2008

Auction rate securities	$ --	$ --	$64.2	$64.2
Supplemental executive retirement plan assets	13.9	--	--	13.9
Total financial assets	$13.9	$ --	$64.2	$78.1
Derivatives, net	$ --	$20.3	$ --	$20.3
Total financial liabilities	$ --	$20.3	$ --	$20.3

    Auction Rate Securities

As of December 31, 2009 and 2008, we held long-term debt instruments with variable interest rates that periodically reset through an auction process totaling  $66.8 million and  $72.3 million (par value), respectively. These auction rate securities were classified as long-term investments on our consolidated balance sheets. Our auction rate securities were originally acquired in January 2008 and have maturity dates ranging from 2025 to 2047. Our auction rate securities were measured at fair value on a recurring basis using significant Level 3 inputs as of December 31, 2009 and 2008. The following table summarizes the fair value measurements of our auction rate securities using significant Level 3 inputs, and changes therein, for each of the years in the two-year period ended December 31, 2009 (in millions):

	2009	2008

Beginning Balance	$64.2	$ --
(Sales) purchases, net	(5.5)	72.3
Unrealized gains (losses)*	1.8	(8.1)
Realized losses	--	--
Transfers in and/or out of Level 3	--	--
Ending balance	$60.5	$64.2

*	Unrealized gains (losses) are included in other income (expense), net, in our consolidated statement of income.

Before utilizing Level 3 inputs in our fair value measurements, we considered whether observable inputs were available. As a result of continued auction failures, quoted prices for our auction rate securities did not exist as of December 31, 2009. Accordingly, we concluded that Level 1 inputs were not available. Brokerage statements received from the five broker/dealers that held our auction rate securities included their estimated market value as of December 31, 2009. Four broker/dealers valued our auction rate securities at par and the fifth valued our auction rate securities at 88% of par. Due to the lack of transparency into the methodologies used to determine the estimated market values, we have concluded that estimated market values provided on our brokerage statements do not constitute valid inputs, and we do not utilize them in measuring the fair value of our auction rate securities.

We determined that use of a valuation model was the best available technique for measuring the fair value of our auction rate securities. We used an income approach valuation model to estimate the price that would be received in exchange for our auction rate securities in an orderly transaction between market participants ("exit price") as of December 31, 2009. The exit price was derived as the weighted-average present value of expected cash flows over various periods of illiquidity, using a risk-adjusted discount rate that was based on the credit risk and liquidity risk of our auction rate securities.

While our valuation model was based on both Level 2 (credit quality and interest rates) and Level 3 inputs, we determined that our Level 3 inputs were significant to the overall fair value measurement of our auction rate securities, particularly the estimates of risk-adjusted discount rates and ranges of expected periods of illiquidity. We believe that we have the ability to maintain our investment in these securities until they are redeemed, repurchased or sold in a market that facilitates orderly transactions.

Supplemental Executive Retirement Plan Assets and Liabilities

The ENSCO Supplemental Executive Retirement Plans (the "SERP") are non-qualified plans where eligible employees and non-employee directors may defer a portion of their compensation for use after retirement. Assets held in the SERP were marketable securities measured at fair value on a recurring basis using Level 1 inputs and were included in other assets, net, on our consolidated balance sheets as of December 31, 2009 and 2008. The fair value measurement of assets held in the SERP was based on quoted market prices.

Derivatives

Our derivatives were measured at fair value on a recurring basis using Level 2 inputs as of December 31, 2009 and 2008. See "Note 5 - Derivative Instruments" for additional information on our derivatives, including a description of our foreign currency hedging activities and related methodologies used to manage foreign currency exchange rate risk. The fair value measurement of our derivatives was based on market prices that are generally observable for similar assets or liabilities at commonly quoted intervals.

Other Financial Instruments

The carrying values and estimated fair values of our debt instruments as of December 31, 2009 and 2008 were as follows (in millions):

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

7.20% Debentures	$148.9	$155.9	$148.8	$140.3
6.36% Bonds, including current maturities	76.0	85.8	88.7	103.9
4.65% Bonds, including current maturities	49.5	53.8	54.0	62.1

The estimated fair value of our 7.20% Debentures was determined using quoted market prices. The estimated fair values of our 6.36% Bonds and 4.65% Bonds were determined using an income approach valuation model. The estimated fair value of our cash and cash equivalents, receivables, trade payables and other liabilities approximated their carrying values as of December 31, 2009 and 2008.

BENEFIT PLANS	12 Months Ended
Dec. 31, 2009
BENEFIT PLANS
9.      BENEFIT PLANS

Non-Vested Share Awards

During 2005, our shareholders approved the 2005 Long-Term Incentive Plan (the "LTIP") to provide for the issuance of non-vested share awards, share option awards and performance awards. Under the LTIP, 10.0 million shares were reserved for issuance as awards to officers, non-employee directors and key employees who are in a position to contribute materially to our growth, development and long-term success. The LTIP originally provided for the issuance of non-vested share awards up to a maximum of 2.5 million new shares. In May 2009, our shareholders approved an amendment to the LTIP to increase the maximum number of non-vested share awards from 2.5 million to 6.0 million. As of December 31, 2009, there were 3.3 million shares available for issuance of non-vested share awards under the LTIP. Non-vested share awards may be issued as new shares or issued out of treasury at the Company's discretion.

Under the LTIP, grants of non-vested share awards generally vest at rates of 20% or 33% per year, as determined by a committee or subcommittee of the Board of Directors. Prior to the adoption of the LTIP, non-vested share awards were issued under a predecessor plan and generally vested at a rate of 10% per year. All non-vested share awards have voting and dividend rights effective on the date of grant. Compensation expense is measured using the market value of our shares on the date of grant and is recognized on a straight-line basis over the requisite service period (usually the vesting period).

During 2007, we entered into a retirement agreement with our former CEO and non-executive Chairman of our Board of Directors. The agreement provided that, upon retirement, he would receive a grant of 92,000 non-vested share awards which vest at a rate of one-third per year upon each of the first three anniversaries of his retirement date. Furthermore, the agreement modified the vesting term of 28,750 unvested share options and 105,000 non-vested share awards previously granted to him so that such awards vested upon his retirement. We recognized an additional  $10.4 million of non-vested share award compensation expense during 2007 as a result of the retirement agreement, of which  $5.0 million related to the modification of his previous awards.

The following table summarizes non-vested share award related compensation expense recognized during each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Contract drilling	$16.8	$11.4	$ 5.5
General and administrative	11.4	7.6	17.5
Non-vested share award related compensation expense
included in operating expenses	28.2	19.0	23.0
Tax benefit	(7.0)	(4.7)	(7.1)
Total non-vested share award related compensation
expense included in net income	$21.2	$14.3	$15.9

The following table summarizes the value of non-vested share awards granted and vested during each of the years in the three-year period ended December 31, 2009:

	2009	2008	2007

Weighted-average grant-date fair value of
non-vested share awards granted (per share)	$40.91	$67.99	$60.18
Total fair value of non-vested share awards
vested during the period (in millions)	$18.6	$17.9	$19.8

The following table summarizes non-vested share award activity for the year ended December 31, 2009 (shares in thousands):

	Shares	Weighted- Average Grant-Date Fair Value

Non-vested as of January 1, 2009	1,755	$60.27
Granted	613	40.91
Vested	(495)	58.89
Forfeited	(62)	56.94
Non-vested as of December 31, 2009	1,811	$54.21

As of December 31, 2009, there was  $78.0 million of total unrecognized compensation cost related to non-vested share awards, which is expected to be recognized over a weighted-average period of 3.2 years.

Share Option Awards

Under the LTIP, share option awards ("options") may be issued to our officers, non-employee directors and key employees who are in a position to contribute materially to our growth, development and long-term success. A maximum 7.5 million shares were reserved for issuance as options under the LTIP. Options granted to officers and employees generally become exercisable in 25% increments over a four-year period or 33% increments over a three-year period and, to the extent not exercised, expire on the seventh anniversary of the date of grant. Options granted to non-employee directors are immediately exercisable and, to the extent not exercised, expire on the seventh anniversary of the date of grant. The exercise price of options granted under the LTIP equals the market value of the underlying shares on the date of grant. As of December 31, 2009, options to purchase 1.2 million shares were outstanding under the LTIP and 5.3 million shares were available for issuance as options. Upon option exercise, new shares may be issued or shares may be issued out of treasury at the Company's discretion.

The following table summarizes option related compensation expense recognized during each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Contract drilling	$ 1.7	$ 3.3	$ 5.8
General and administrative	3.7	5.0	7.8
Option related compensation expense included in
operating expenses	5.4	8.3	13.6
Tax benefit	(1.6)	(2.3)	(3.8)
Total option related compensation expense included
in net income	$ 3.8	$ 6.0	$ 9.8

The fair value of each option is estimated on the date of grant using the Black-Scholes option valuation model. The following weighted-average assumptions were utilized in the Black-Scholes model for each of the years in the three-year period ended December 31, 2009:

	2009	2008	2007

Risk-free interest rate	1.8%	--	4.8%
Expected term (in years)	3.9	--	4.7
Expected volatility	53.3%	--	29.8%
Dividend yield	.2%	--	.2%

Expected volatility is based on the historical volatility in the market price of our shares over the period of time equivalent to the expected term of the options granted. The expected term of options granted is derived from historical exercise patterns over a period of time equivalent to the contractual term of the options granted. We have not experienced significant differences in the historical exercise patterns among officers, employees and non-employee directors for them to be considered separately for valuation purposes. The risk-free interest rate is based on the implied yield of U.S. Treasury zero-coupon issues on the date of grant with a remaining term approximating the expected term of the options granted.

The following table summarizes option activity for the year ended December 31, 2009 (shares and intrinsic value in thousands, term in years):

	Shares	Weighted- Average Exercise Price	Weighted- Average Contractual Term	Intrinsic Value

Outstanding as of January 1, 2009	1,544	$45.15
Granted	115	41.29
Exercised	(344)	28.03
Forfeited	(48)	52.06
Expired	(54)	53.60
Outstanding as of December 31, 2009	1,213	$48.98	3.8	$1,043
Exercisable as of December 31, 2009	794	$47.87	3.4	$1,043

The following table summarizes the value of options granted and exercised during each of the years in the three-year period ended December 31, 2009:

	2009	2008	2007

Weighted-average grant-date fair value of
options granted (per share)	$17.17	$ --	$20.44
Intrinsic value of options exercised during
the year (in millions)	$ 3.6	$25.5	$30.0

The following table summarizes information about options outstanding as of December 31, 2009 (shares in thousands):

	Options Outstanding			Options Exercisable
		Weighted-Average
	Number	Remaining	Weighted-Average	Number	Weighted-Average
Exercise Prices	Outstanding	Contractual Life	Exercise Price	Exercisable	Exercise Price

$23.12 - $33.55	163	2.4 years	$33.54	163	$33.54
41.29 - 47.12	381	4.2 years	45.10	228	46.48
50.09 - 52.82	369	3.5 years	50.31	243	50.32
57.38 - 60.74	300	4.4 years	60.67	160	60.69
	1,213	3.8 years	$48.98	794	$47.87

As of December 31, 2009, there was  $4.7 million of total unrecognized compensation cost related to options, which is expected to be recognized over a weighted-average period of 1.5 years.

Performance Awards

On November 3, 2009, our Board of Directors approved amendments to the LTIP which, among other things, provide for a type of performance award payable in Ensco shares, cash or a combination thereof upon attainment of specified performance goals based on relative total shareholder return and absolute and relative return on capital employed. The performance goals are determined by a committee or subcommittee of the Board of Directors. The LTIP provides for the issuance of up to a maximum of 2.5 million new shares for the payment of performance awards, all of which were available for the payment of performance awards as of December 31, 2009. Performance awards that are paid in Ensco shares may be issued as new shares or issued out of treasury at the Company's discretion.

In November 2009, performance awards were issued to certain of our officers who are in a position to contribute materially to our growth, development and long-term success. Performance awards generally vest at the end of a three-year measurement period based on attainment of performance goals. Our performance awards are liability awards with compensation expense measured based on the estimated probability of attainment of the specified performance goals and recognized on a straight-line basis over the requisite service period. The estimated probable outcome of attainment of the specified performance goals is based on historical experience and any subsequent changes in this estimate are recognized as a cumulative adjustment to compensation cost in the period in which the change in estimate occurs.

We recognized  $1.9 million of compensation expense for performance awards during the year ended December 31, 2009, which was included in general and administrative expense in our consolidated statement of income. No performance award compensation expense was recognized during the years ended December 31, 2008 and 2007. As of December 31, 2009, there was  $11.2 million of total unrecognized compensation cost related to unvested performance awards, which is expected to be recognized over a weighted-average period of 1.5 years.

Savings Plan

We have a profit sharing plan (the "ENSCO Savings Plan") which covers eligible employees, as defined. Profit sharing contributions require Board of Directors approval and may be paid in cash or shares. We recorded profit sharing contribution provisions of  $14.2 million,  $16.6 million and  $14.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The ENSCO Savings Plan includes a 401(k) savings plan feature which allows eligible employees to make tax deferred contributions to the plan. We generally make matching cash contributions that vest over a three-year period based on the amount of employee contributions and rates set by our Board of Directors. We match 100% of the amount contributed by the employee up to a maximum of 5% of eligible salary. Matching contributions totaled  $4.1 million,  $5.0 million and  $5.0 million for the years ended December 31, 2009, 2008 and 2007, respectively. We have 1.0 million shares reserved for issuance as matching contributions under the ENSCO Savings Plan.

INCOME TAXES	12 Months Ended
Dec. 31, 2009
INCOME TAXES
10.      INCOME TAXES

Ensco Delaware, our predecessor company, was domiciled in the U.S. and subject to a statutory rate of 35% through December 23, 2009, the effective date of the redomestication. We were subject to the U.K. statutory rate of 28% for the remaining nine days of 2009. The income tax information for the years ended December 31, 2009, 2008 and 2007 has been presented from the perspective of an enterprise domiciled in the U.S.

We generated  $286.5 million,  $383.2 million and  $319.5 million of income from continuing operations before income taxes in the U.S. and  $637.4 million,  $890.4 million and  $781.3 million of income from continuing operations before income taxes in non-U.S. countries for the years ended December 31, 2009, 2008 and 2007, respectively.

The following table summarizes components of the provision for income taxes from continuing operations for each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Current income tax expense:
U.S.	$ 63.7	$101.4	$ 96.3
Non-U.S.	92.2	111.5	136.2
	155.9	212.9	232.5

Deferred income tax expense (benefit):
U.S.	25.3	12.7	5.7
Non-U.S.	(4.6)	(5.2)	(3.6)
	20.7	7.5	2.1

Total income tax expense	$176.6	$220.4	$234.6

The following table summarizes significant components of deferred income tax assets (liabilities) as of December 31, 2009 and 2008 (in millions):

	2009	2008

Deferred tax assets:
Deferred revenue	$ 34.1	$ 9.7
Employee benefits, including share-based compensation	25.6	21.2
Other	18.3	24.2
Total deferred tax assets	78.0	55.1
Deferred tax liabilities:
Property and equipment	(348.9)	(320.2)
Intercompany transfers of property	(45.5)	(36.6)
Deferred costs	(23.5)	(18.5)
Other	(7.7)	(.4)
Total deferred tax liabilities	(425.6)	(375.7)
Net deferred tax liability	$(347.6)	$(320.6)

Net current deferred tax asset	$ 29.7	$ 19.9
Net noncurrent deferred tax liability	(377.3)	(340.5)
Net deferred tax liability	$(347.6)	$(320.6)

The income tax rates imposed in the taxing jurisdictions in which our non-U.S. subsidiaries conduct operations vary, as does the tax base to which the rates are applied. In some cases, tax rates may be applicable to gross revenues, statutory or negotiated deemed profits or other bases utilized under local tax laws, rather than to net income. In addition, our drilling rigs frequently move from one taxing jurisdiction to another. As a result, our consolidated effective income tax rate may vary substantially from year-to-year, depending on the relative components of our earnings generated in taxing jurisdictions with higher tax rates and lower tax rates.

In December 2009, we incurred an  $8.8 million current income tax expense in connection with certain restructuring activities undertaken immediately following our redomestication. Our consolidated effective income tax rate on continuing operations for each of the years in the three-year period ended December 31, 2009, differs from the U.S. statutory income tax rate as follows:

	2009	2008	2007

U.S. statutory income tax rate	35.0%	35.0%	35.0%
Non-U.S. taxes	(17.8)	(19.3)	(13.2)
Amortization of deferred charges associated with intercompany rig sales	1.8	1.3	--
Redomestication related income taxes	1.0	--	--
Net (benefit) expense in connection with resolutions
of tax issues and adjustments relating to prior years	(.9)	.5	(.6)
Other	--	(.2)	.1
Effective income tax rate	19.1%	17.3%	21.3%

Unrecognized Tax Benefits

On January 1, 2007, we adopted the recognition and disclosure provisions of FASB ASC 740-10-25 (previously FIN 48, "Accounting for Uncertainty in Income Taxes (as amended)"). Our tax positions are evaluated for recognition using a more-likely-than-not threshold, and those tax positions requiring recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information. As a result of adopting this standard, we reported a  $5.8 million increase to our January 1, 2007 balance of retained earnings. As of December 31, 2009, we had  $17.6 million of unrecognized tax benefits, of which  $12.2 million would impact our effective income tax rate if recognized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows (in millions):

	2009	2008

Balance, beginning of year	$26.8	$13.5
Increases in unrecognized tax benefits as a result of tax positions taken during the current year	2.0	7.2
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	--	12.7
Decreases in unrecognized tax benefits as a result of tax positions taken during prior years	(2.7)	(1.3)
Settlements with taxing authorities	(8.7)	(.9)
Lapse of applicable statutes of limitations	(.8)	(3.3)
Impact of foreign currency exchange rates	1.0	(1.1)
Balance, end of year	$17.6	$26.8

Accrued interest and penalties totaled  $15.8 million and  $12.9 million as of December 31, 2009 and 2008, respectively, and were included in other liabilities on our consolidated balance sheets. We recognized net expense of  $3.3 million, net benefits of  $6.8 million and net expense of  $2.3 million associated with interest and penalties during the years ended December 31, 2009, 2008 and 2007, respectively. Interest and penalties are included in current income tax expense in our consolidated statement of income.

Tax years as early as 2002 remain subject to examination in the tax jurisdictions in which we operated. We participate in the U.S. Internal Revenue Service's Compliance Assurance Process which, among other things, provides for the resolution of tax issues in a timely manner and generally eliminates the need for lengthy post-filing examinations. Our 2008 and 2009 U.S. federal tax returns remain subject to examination.

During the third quarter of 2009, in connection with the audit of prior year tax returns, we reached a settlement with the tax authority in one of our non-U.S. jurisdictions which resulted in an  $8.7 million reduction in unrecognized tax benefits and a  $4.4 million net income tax benefit, inclusive of interest and penalties.

During 2008, in connection with an examination of a prior period tax return, we recognized a  $5.4 million liability for unrecognized tax benefits associated with certain tax positions taken in prior years, which resulted in an  $8.9 million net income tax expense, inclusive of interest and penalties.

During 2008, statutes of limitations applicable to certain of our tax positions lapsed resulting in a  $2.9 million decline in unrecognized tax benefits and an  $11.5 million net income tax benefit, inclusive of interest and penalties.

During 2007, new information became available in one of our non-U.S. jurisdictions that enabled us to conclude that an uncertain tax position established in prior years had been effectively settled. As a result, we recognized an aggregate  $11.1 million current tax benefit, inclusive of interest and penalties.

Statutes of limitations applicable to certain of our tax positions will lapse during 2010. Therefore, it is reasonably possible that our unrecognized tax benefits will decline during the next twelve months by  $2.4 million, which includes  $900,000 of accrued interest and penalties.

Intercompany Transfer of Drilling Rigs

In connection with restructuring activities undertaken immediately following the redomestication, we transferred ownership of four of our ENSCO 8500 Series® rigs among two of our subsidiaries in December 2009. The income tax liability resulting from the transfer totaled  $30.8 million and will be paid by the selling subsidiary during 2010. The related income tax expense was deferred and is being amortized on a straight-line basis over the remaining useful lives of the associated rigs, which range from 29 to 30 years. Similarly, the tax effects of  $45.6 million of reversing temporary differences of the selling subsidiary were also deferred and are being amortized on the same basis and over the same periods as described above.

In December 2007, we transferred ownership of three drilling rigs among two of our subsidiaries resulting in an income tax liability of  $96.5 million which was paid during 2008. The  $96.5 million of income taxes paid and the tax effects of  $54.8 million of reversing temporary differences of the selling subsidiary were deferred and are being amortized over the remaining useful lives of the related drilling rigs, which ranged from three to eight years.

As of December 31, 2009 and 2008, the unamortized balance associated with deferred charges for income taxes incurred in connection with intercompany transfers of drilling rigs totaled  $99.0 million and  $91.3 million, respectively, and was included in other assets, net, on our consolidated balance sheets. Current income tax expense for the years ended December 31, 2009, 2008 and 2007 included  $23.1 million,  $23.1 million and  $2.9 million, respectively, of amortization of income taxes incurred in connection with intercompany transfers of drilling rigs.

As of December 31, 2009 and 2008, the deferred tax liability associated with temporary differences of transferred drilling rigs totaled  $45.5 million and  $36.5 million, respectively, and was included in deferred income taxes on our consolidated balance sheets. Deferred income tax expense for the years ended December 31, 2009, 2008 and 2007 included benefits of  $7.0 million,  $7.2 million and  $3.9 million, respectively, of amortization of deferred reversing temporary differences associated with intercompany transfers of drilling rigs.

Undistributed Earnings

We do not provide deferred taxes on the undistributed earnings of Ensco Delaware because our policy and intention is to reinvest such earnings indefinitely or until such time that they can be distributed in a tax-free manner. We do not provide deferred taxes on the undistributed earnings of Ensco Delaware's non-U.S. subsidiaries because our policy and intention is to reinvest such earnings indefinitely.

During 2007, a non-U.S. subsidiary declared a  $1,200.0 million dividend to Ensco Delaware, which included the distribution of its  $922.1 million of earnings and the return of  $277.9 million of previously invested capital. We utilized foreign tax credits to offset substantially all U.S. tax obligations associated with the 2007 repatriation of earnings by Ensco Delaware's non-U.S. subsidiary.

The earnings distribution was undertaken because it provided, with minimal U.S. tax impact, substantial funding flexibility for management initiatives, including the continuation and/or extension of our ongoing share repurchase program and greater options relative to future fleet expansion efforts. This distribution was made in consideration of unique circumstances and, accordingly, does not change our intention to reinvest the undistributed earnings of Ensco Delaware's non-U.S. subsidiaries indefinitely. Furthermore, both our U.S. and non-U.S. subsidiaries have significant net assets, liquidity, contract backlog and other financial resources available to meet their operational and capital investment requirements and otherwise allow management to continue to maintain its policy of reinvesting the undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries indefinitely.

As of December 31, 2009, the aggregate undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries totaled  $2,614.1 million and were indefinitely reinvested. Should we make a distribution in the form of dividends or otherwise, we may be subject to additional income taxes. The unrecognized deferred tax liability related to the undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries was  $523.1 million as of December 31, 2009.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2009
DISCONTINUED OPERATIONS
11.      DISCONTINUED OPERATIONS

    Rig Sales

    In April 2010, we sold jackup rig ENSCO 57 for  $47.1 million, of which two deposits of  $4.7 million each were received in December 2009 and March 2010, respectively.   In March 2010, we sold jackup rigs ENSCO 50 and ENSCO 51 for an aggregate  $94.7 million, of which a deposit of  $4.7 million was received in December 2009.  ENSCO 50, ENSCO 51 and ENSCO 57 operating results were reclassified as discontinued operations in our consolidated statements of income for each of the years in the three-year period ended December 31, 2009.  The rigs' aggregate net book value and other assets as of December 31, 2009 totaled  $93.7 million.

    ENSCO 69

From May 2007 to June 2009, ENSCO 69 was contracted to Petrosucre, a subsidiary of Petróleos de Venezuela S.A., the national oil company of Venezuela ("PDVSA"). During portions of 2008 and 2009, PDVSA subsidiaries reportedly lacked funds and generally were not paying their contractors and service providers. In January 2009, we suspended drilling operations on ENSCO 69 after Petrosucre failed to satisfy its contractual obligations and meet commitments relative to the payment of past due invoices. Petrosucre then took over complete control of ENSCO 69 drilling operations utilizing Petrosucre employees and a portion of the Venezuelan rig crews we had utilized. Petrosucre initially advised us that it was temporarily taking over operations on the rig, and our supervisory rig personnel remained onboard to observe Petrosucre's operations.

On June 4, 2009, after Petrosucre's failure to satisfy its contractual payment obligations, failure to reach a mutually acceptable agreement with us and denial of our request to demobilize ENSCO 69 from Venezuela, Petrosucre advised that it would not return the rig and would continue to operate it without our consent. Petrosucre further advised that it would release ENSCO 69 after a six-month period, subject to a mutually agreed accord addressing the resolution of all remaining obligations under the ENSCO 69 drilling contract. On June 6, 2009, we terminated our contract with Petrosucre and removed all remaining Ensco employees from the rig.

Due to Petrosucre's failure to satisfy its contractual obligations and meet payment commitments, and in consideration of the Venezuelan government's recent nationalization of assets owned by international oil and gas companies and oilfield service companies, we concluded it was remote that ENSCO 69 would be returned to us by Petrosucre and operated again by Ensco. Therefore, we recorded the disposal of ENSCO 69 during the second quarter of 2009 and recognized a pre-tax loss of  $18.1 million representing the rig's net book value of  $17.3 million and inventory and other assets totaling  $800,000. The disposal was classified as loss on disposal of discontinued operations, net, in our consolidated statement of income for the year ended December 31, 2009. ENSCO 69 operating results were reclassified as discontinued operations in our consolidated statements of income for each of the years in the three-year period ended December 31, 2009.

In November 2009, we executed an agreement with Petrosucre to mitigate our losses and resolve issues relative to outstanding amounts owed by Petrosucre for drilling operations performed by Ensco through the date of termination of the drilling contract in June 2009 (the "agreement"). Although ENSCO 69 will continue to be fully controlled and operated by Petrosucre, the agreement also requires Petrosucre to compensate us for its ongoing use of the rig. We recognized  $33.1 million of pre-tax income from discontinued operations for the year ended December 31, 2009 associated with collections under the agreement, consisting of  $21.2 million of revenues from Petrosucre's use of the rig during 2009 and  $11.9 million from the release of bad debt provisions recorded during 2008.

Although the agreement obligates Petrosucre to make additional payments during 2010 for its use of the rig during 2009, the associated income was not recognized in our consolidated statement of income for the year ended December 31, 2009, as collectability was not reasonably assured. There can be no assurances relative to the recovery of outstanding contract entitlements, insurance recovery, the return of ENSCO 69 to us by Petrosucre or the imposition of customs duties in relation to the rig's ongoing presence in Venezuela. See "Note 12 - Commitments and Contingencies" for additional information on ENSCO 69.

ENSCO 74

In September 2008, ENSCO 74 was lost as a result of Hurricane Ike. Portions of its legs remained underwater adjacent to the customer's platform, and we conducted extensive aerial and sonar reconnaissance but did not locate the rig hull. In March 2009, the sunken hull of ENSCO 74 was located approximately 95 miles from the original drilling location when it was struck by an oil tanker. The rig was a total loss, as defined under the terms of our insurance policies. The operating results of ENSCO 74 were reclassified as discontinued operations in our consolidated statements of income for the years ended December 31, 2008 and 2007. See "Note 12 - Commitments and Contingencies" for additional information on the loss of ENSCO 74 and associated contingencies.

The following table summarizes income from discontinued operations for each of the years in the three-year period ended December 31, 2009 (in millions):

	2009	2008	2007

Revenues	$105.0	$276.3	$249.8
Operating expenses	46.7	119.5	90.0
Operating income before income taxes	58.3	156.8	159.8
Income tax expense	9.3	29.8	27.1
Loss on disposal of discontinued operations, net	(11.8)	(23.5)	--
Income from discontinued operations	$ 37.2	$103.5	$132.7

Debt and interest expense are not allocated to our discontinued operations.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2009
COMMITMENTS AND CONTINGENCIES
12.      COMMITMENTS AND CONTINGENCIES

Leases

We are obligated under leases for certain of our offices and equipment. Rental expense relating to operating leases was  $14.2 million,  $13.9 million and  $12.0 million during the years ended December 31, 2009, 2008 and 2007, respectively. Future minimum rental payments under our noncancellable operating lease obligations are as follows:  $7.5 million during 2010;  $3.4 million during 2011;  $2.2 million during 2012;  $1.9 million during 2013 and  $7.3 million thereafter.

Capital Commitments

The following table summarizes the aggregate contractual commitments related to our four ENSCO 8500 Series® rigs currently under construction (in millions):

2010	$ 482.4
2011	425.5
2012	219.0
Total	$1,126.9

The actual timing of these expenditures may vary based on the completion of various construction milestones, which are, to a large extent, beyond our control.

FCPA Internal Investigation

Following disclosures by other offshore service companies announcing internal investigations involving the legality of amounts paid to and by customs brokers in connection with temporary importation of rigs and vessels into Nigeria, the Audit Committee of our Board of Directors and management commenced an internal investigation in July 2007. The investigation initially focused on our payments to customs brokers relating to the temporary importation of ENSCO 100, our only rig that operated offshore Nigeria during the pertinent period.

As is customary for companies operating offshore Nigeria, we had engaged independent customs brokers to process customs clearance of routine shipments of equipment, materials and supplies and to process the ENSCO 100 temporary importation permits, extensions and renewals. One or more of the customs brokers that our subsidiary in Nigeria used to obtain the ENSCO 100 temporary import permits, extensions and renewals also provided this service to other offshore service companies that have undertaken Foreign Corrupt Practices Act ("FCPA") compliance internal investigations.

The principal purpose of our investigation was to determine whether any of the payments made to or by our customs brokers were inappropriate under the anti-bribery provisions of the FCPA or whether any violations of the recordkeeping or internal accounting control provisions of the FCPA occurred. Our Audit Committee engaged a Washington, D.C. law firm with significant experience in investigating and advising upon FCPA matters to assist in the internal investigation.

Following notification to the Audit Committee and to KPMG LLP, our independent registered public accounting firm, in consultation with the Audit Committee's external legal counsel, we voluntarily notified the United States Department of Justice and the SEC that we had commenced an internal investigation. We expressed our intention to cooperate with both agencies, comply with their directives and fully disclose the results of the investigation. The internal investigation process has involved extensive reviews of documents and records, as well as production to the authorities, and interviews of relevant personnel. In addition to the temporary importation of ENSCO 100, the investigation has examined our customs clearance of routine shipments and immigration activities in Nigeria.

Our internal investigation has essentially been concluded. Meetings to review the results of the investigation and discuss associated matters were held with the authorities on February 24, 2009, September 14, 2009 and February 9, 2010. We expect to discuss a possible negotiated disposition with the authorities in the near-term.

Although we believe the U.S. authorities will take into account our voluntary disclosure, our cooperation with the agencies and the remediation and compliance enhancement activities that are underway, we are unable to predict the ultimate disposition of this matter, whether we will be charged with violation of the anti-bribery, recordkeeping or internal accounting control provisions of the FCPA or whether the scope of the investigation will be extended to other issues in Nigeria or to other countries. We also are unable to predict what potential corrective measures, fines, sanctions or other remedies, if any, the agencies may seek against us or any of our employees.

In November 2008, our Board of Directors approved enhanced FCPA compliance recommendations issued by the Audit Committee's external legal counsel, and the Company embarked upon an enhanced compliance initiative that included appointment of a Chief Compliance Officer and a Director - Corporate Compliance. We engaged consultants to assist us in implementing the compliance recommendations approved by our Board of Directors, which include an enhanced compliance policy, increased training and testing, prescribed contractual provisions for our service providers that interface with foreign government officials, due diligence for the selection of such service providers and an increased Company-wide awareness initiative that includes periodic issuance of FCPA Alerts.

Since ENSCO 100 completed its contract commitment and departed Nigeria in August 2007, this matter is not expected to have a material effect on or disrupt our current operations. As noted above, we are unable to predict the outcome of this matter or estimate the extent to which we may be exposed to any resulting potential liability, sanctions or significant additional expense.

ENSCO 74 Loss

In September 2008, ENSCO 74 was lost as a result of Hurricane Ike in the Gulf of Mexico. Portions of its legs remained underwater adjacent to the customer's platform, and we conducted extensive aerial and sonar reconnaissance but did not locate the rig hull. The rig was a total loss, as defined under the terms of our insurance policies.

In March 2009, the sunken rig hull of ENSCO 74 was located approximately 95 miles from the original drilling location when it was struck by an oil tanker. Following discovery of the sunken rig hull, we removed the accessible hydrocarbons onboard the rig and began planning for removal of the wreckage. As an interim measure, the wreckage has been appropriately marked, and the U.S. Coast Guard has issued a Notice to Mariners. We are currently communicating with various government agencies to address removal of the wreckage and related debris.

Physical damage to our rigs caused by a hurricane, the associated "sue and labor" costs to mitigate the insured loss and removal, salvage and recovery costs are all covered by our property insurance policies subject to a  $50.0 million per occurrence retention (deductible). The insured value of ENSCO 74 was  $100.0 million, and we have received the net  $50.0 million due under our policies for loss of the rig.

Coverage for ENSCO 74 sue and labor costs and wreckage and debris removal costs under our property insurance policies is limited to  $25.0 million and  $50.0 million, respectively. Supplemental wreckage and debris removal coverage is provided under our liability insurance policies, subject to an annual aggregate limit of  $500.0 million. We also have a customer contractual indemnification that provides for reimbursement of any ENSCO 74 wreckage and debris removal costs that are not recovered under our insurance policies.

We believe it is probable that we will be required to remove the leg sections of ENSCO 74 remaining adjacent to the customer's platform because they may interfere with the customer's future operations. We also believe it is probable that we will be required to remove the ENSCO 74 rig hull and related debris from the seabed due to the navigational risk it imposes. We estimate the leg removal costs to range from  $16.0 million to  $30.0 million and the hull and related debris removal costs to range from  $36.0 million to  $55.0 million. We expect the cost of removal of the legs and the hull and related debris to be fully covered by our insurance without any additional retention.

A  $16.0 million liability, representing the low end of the range of estimated leg removal costs, and a corresponding receivable for recovery of those costs, was recorded as of December 31, 2009. A  $36.0 million liability, representing the low end of the range of estimated hull and related debris removal costs, and a corresponding receivable for recovery of those costs, was recorded as of December 31, 2009. As of December 31, 2009,  $1.7 million of wreck and debris removal costs had been incurred, primarily related to the removal of hydrocarbons from the rig. The aggregate  $50.3 million liability for leg and hull and related debris removal costs and aggregate  $52.0 million receivable for recovery of those costs were included in accrued liabilities and other, and other assets, net, respectively, on our December 31, 2009 consolidated balance sheet.

On March 17, 2009, we received notice from legal counsel representing certain underwriters in a subrogation claim alleging that ENSCO 74 caused a pipeline to rupture during Hurricane Ike. On September 4, 2009, civil litigation was filed seeking damages for the cost of repairs and business interruption in an amount in excess of  $26.0 million. Based on information currently available, primarily the adequacy of available defenses, we have not concluded that it is probable that a liability exists with respect to this matter.

On March 18, 2009, the owner of the oil tanker that struck the hull of ENSCO 74 commenced civil litigation against us seeking monetary damages of  $10.0 million for losses incurred when the tanker struck the sunken hull of ENSCO 74. Based on information currently available, primarily the adequacy of available defenses, we have not concluded that it is probable a liability exists with respect to this matter.

On June 9, 2009, we received notice from legal counsel representing another pipeline owner which allegedly sustained damages to a subsea pipeline caused by ENSCO 74 in the aftermath of Hurricane Ike. On September 18, 2009, the owner of the pipeline commenced civil litigation against us seeking unspecified damages in relation to the cost of repairing damage to the pipeline, loss of revenues, survey and other damages. Based on information currently available, we have concluded that it is remote that a liability exists with respect to this matter.

On July 23, 2009, we received notice from legal counsel representing another tanker owner alleging that the sunken hull of the ENSCO 74 caused hull damage to a tanker in January 2009 resulting in unspecified damages and losses. We presently are unable to determine whether the alleged damage to this tanker was caused by ENSCO 74 or the extent of the cost and losses associated with the damage. Based on information currently available, we have not concluded that it is probable that a liability exists with respect to this matter.

We filed a petition for exoneration or limitation of liability under U.S. admiralty and maritime law on September 2, 2009. The petition seeks exoneration from or limitation of liability for any and all injury, loss or damage caused, occasioned or occurred in relation to the ENSCO 74 loss in September 2008. On November 2, 2009, the owners of two other subsea pipelines presented claims in the exoneration/limitation of liability proceedings seeking monetary damages incurred by reason of damage to pipelines allegedly caused by ENSCO 74 in the aftermath of Hurricane Ike. One claim is in the amount of  $14.0 million, while the other is for unspecified damages. Based on information currently available, we have concluded that it is remote that liabilities exist with respect to these matters.

We have liability insurance policies that provide coverage for third-party claims such as the tanker and pipeline claims, subject to a  $10.0 million per occurrence self-insured retention and an annual aggregate limit of  $500.0 million. We believe all liabilities associated with the ENSCO 74 loss during Hurricane Ike resulted from a single occurrence under the terms of the applicable insurance policies. However, legal counsel for certain liability underwriters have asserted that the liability claims arise from separate occurrences. In the event of multiple occurrences, the self-insured retention is  $15.0 million for two occurrences and  $1.0 million for each occurrence thereafter.

The exoneration/limitation proceedings currently include the claim of the owner of the tanker that struck ENSCO 74 in March 2009 and the four pipeline claims. Although we do not expect final disposition of the claims associated with the ENSCO 74 loss to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome.

ENSCO 69

We have filed an insurance claim under our package policy, which includes coverage for certain political risks, and are evaluating legal remedies against Petrosucre for contractual and other ENSCO 69 related damages. ENSCO 69 has an insured value of  $65.0 million under our package policy, subject to a  $10.0 million deductible.

By letter dated September 30, 2009, legal counsel acting for the package policy underwriters denied coverage under the package policy and reserved rights. We have retained coverage counsel who are reviewing the letter from underwriters' counsel. We were unable to conclude that collection of insurance proceeds associated with the loss of ENSCO 69 was probable as of December 31, 2009. Accordingly, no ENSCO 69 related insurance recoveries were recognized in our consolidated statement of income for the year ended December 31, 2009.

ENSCO 29 Wreck Removal

A portion of the ENSCO 29 platform drilling rig was lost over the side of a customer's platform as a result of Hurricane Katrina during 2005. Although beneficial ownership of ENSCO 29 was transferred to our insurance underwriters when the rig was determined to be a total loss, management believes we may be legally required to remove ENSCO 29 wreckage and debris from the seabed and currently estimates the removal cost to range from  $5.0 million to  $15.0 million. Our property insurance policies include coverage for ENSCO 29 wreckage and debris removal costs up to  $3.8 million. We also have liability insurance policies that provide specified coverage for wreckage and debris removal costs in excess of the  $3.8 million coverage provided under our property insurance policies.

Our liability insurance underwriters have issued letters reserving rights and effectively denying coverage by questioning the applicability of coverage for the potential ENSCO 29 wreckage and debris removal costs. During 2007, we commenced litigation against certain underwriters alleging breach of contract, wrongful denial, bad faith and other claims which seek a declaration that removal of wreckage and debris is covered under our liability insurance, monetary damages, attorneys' fees and other remedies. The litigation is in an early stage.

While we anticipate that any ENSCO 29 wreckage and debris removal costs incurred will be largely or fully covered by insurance, a  $1.2 million provision, representing the portion of the  $5.0 million low end of the range of estimated removal cost we believe is subject to liability insurance coverage, was recognized during 2006.

Asbestos Litigation

During 2004, we and certain current and former subsidiaries were named as defendants, along with numerous other third-party companies as co-defendants, in three multi-party lawsuits filed in Mississippi. The lawsuits sought an unspecified amount of monetary damages on behalf of individuals alleging personal injury or death, primarily under the Jones Act, purportedly resulting from exposure to asbestos on drilling rigs and associated facilities during the period 1965 through 1986.

In compliance with the Mississippi Rules of Civil Procedure, the individual claimants in the original multi-party lawsuits whose claims were not dismissed were ordered to file either new or amended single plaintiff complaints naming the specific defendant(s) against whom they intended to pursue claims. As a result, out of more than 600 initial multi-party claims, we have been named as a defendant by 65 individual plaintiffs. Of these claims, 62 claims or lawsuits are pending in Mississippi state courts and three are pending in the U.S. District Court as a result of their removal from state court.

To date, written discovery and plaintiff depositions have taken place in eight cases involving us. While several cases have been selected for trial during 2010 and 2011, none of the cases pending against us in Mississippi state court are included within those selected cases.

We intend to vigorously defend against these claims and have filed responsive pleadings preserving all defenses and challenges to jurisdiction and venue. However, discovery is still ongoing and, therefore, available information regarding the nature of all pending claims is limited. At present, we cannot reasonably determine how many of the claimants may have valid claims under the Jones Act or estimate a range of potential liability exposure, if any.

In addition to the pending cases in Mississippi, we have eight other asbestos or lung injury claims pending against us in litigation in various other jurisdictions. Although we do not expect the final disposition of the Mississippi and other asbestos or lung injury lawsuits to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome of the lawsuits.

Working Time Directive

Legislation known as the U.K. Working Time Directive ("WTD") was introduced during 2003 and may be applicable to our employees and employees of other drilling contractors that work offshore in U.K. territorial waters or in the U.K. sector of the North Sea. Certain trade unions representing offshore employees have claimed that drilling contractors are not in compliance with the WTD in respect of paid time off (vacation time) for employees working offshore on a rotational basis (generally equal time working and off).

A Labor Tribunal in Aberdeen, Scotland, rendered decisions in claims involving other offshore drilling contractors and offshore service companies in February 2008. The Tribunal decisions effectively held that employers of offshore workers in the U.K. sector employed on an equal time on/time off rotation are obligated to accord such rotating personnel two-weeks annual paid time off from their scheduled offshore work assignment period. Both sides of the matter, employee and employer groups, appealed the Tribunal decision. The appeals were heard by the Employment Appeal Tribunal ("EAT") in December 2008.

In an opinion rendered in March 2009, the EAT determined that the time off work enjoyed by U.K. offshore oil and gas workers, typically 26 weeks per year, meets the amount of annual leave employers must provide to employees under the WTD. The employer group was successful in all arguments on appeal, as the EAT determined that the statutory entitlement to annual leave under the WTD can be discharged through normal field break arrangements for offshore workers. As a consequence of the EAT decision, an equal on/off time offshore rotation has been deemed to be fully compliant with the WTD. The employee group (led by a trade union) appealed the EAT decision to the highest court in Scotland (the Court of Session). A hearing on the appeal is expected in late 2010 or early 2011.

During 2007, we received inquiries from and responded to the Danish and Dutch authorities regarding applicability of the WTD as adopted by Denmark and The Netherlands to employees on our rigs operating in the Danish and Dutch sectors of the North Sea.

Based on information currently available, we do not expect the ultimate resolution of these matters to have a material adverse effect on our financial position, operating results or cash flows.

Other Matters

In addition to the foregoing, we are named defendants or parties in certain other lawsuits, claims or proceedings incidental to our business and are involved from time to time as parties to governmental investigations or proceedings, including matters related to taxation, arising in the ordinary course of business. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty and the amount of any liability that could arise with respect to such lawsuits or other proceedings cannot be predicted accurately, we do not expect these matters to have a material adverse effect on our financial position, operating results or cash flows.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2009
SEGMENT INFORMATION
13.      SEGMENT INFORMATION

We are in the process of developing a fleet of ultra-deepwater semisubmersible rigs and established a separate business unit to manage our deepwater operations during 2008. Our jackup rigs and barge rig are managed by major geographic region. Accordingly, our business consists of four operating segments: (1) Deepwater, (2) Asia Pacific, (3) Europe and Africa and (4) North and South America. Each of our four operating segments provides one service, contract drilling.

Segment information for each of the years in the three-year period ended December 31, 2009 is presented below. General and administrative expense and depreciation expense incurred by our corporate office are not allocated to our operating segments for purposes of measuring segment operating income and were included in "Reconciling Items." Assets not allocated to our operating segments were also included in "Reconciling Items." As of December 31, 2009, 2008 and 2007, total asset reconciling items consisted primarily of cash and cash equivalents and goodwill.

Year Ended December 31, 2009
(in millions)

				North
			Europe	and	Operating
		Asia	and	South	Segments	Reconciling	Consolidated
	Deepwater	Pacific	Africa	America	Total	Items	Total

Revenues	$ 254.1	$ 645.0	$569.1	$398.7	$1,866.9	$ --	$1,866.9
Operating expenses Contract drilling (exclusive of depreciation)	108.1	219.3	208.8	159.6	695.8	--	695.8
Depreciation	22.2	74.1	44.5	49.9	190.7	1.3	192.0
General and administrative	--	--	--	--	--	64.0	64.0
Operating income	$ 123.8	$ 351.6	$315.8	$189.2	$ 980.4	$ (65.3)	$ 915.1
Total assets	$2,444.6	$1,290.6	$779.9	$856.0	$5,371.1	$1,376.1	$6,747.2
Capital expenditures	644.4	42.1	66.2	102.3	855.0	2.7	857.7

Year Ended December 31, 2008
(in millions)

				North
			Europe	and	Operating
		Asia	and	South	Segments	Reconciling	Consolidated
	Deepwater	Pacific	Africa	America	Total	Items	Total

Revenues	$ 84.4	$ 869.6	$804.1	$452.2	$2,210.3	$ --	$2,210.3
Operating expenses Contract drilling (exclusive of depreciation)	31.2	269.4	246.7	158.1	705.4	--	705.4
Depreciation	9.1	72.0	43.0	47.3	171.4	1.9	173.3
General and administrative	--	--	--	--	--	53.8	53.8
Operating income	$ 44.1	$ 528.2	$514.4	$246.8	$1,333.5	$ (55.7)	$1,277.8
Total assets	$1,759.9	$1,327.7	$806.7	$773.1	$4,667.4	$1,162.7	$5,830.1
Capital expenditures	657.8	34.8	22.7	46.1	761.4	2.7	764.1

Year Ended December 31, 2007
(in millions)

				North
			Europe	and	Operating
		Asia	and	South	Segments	Reconciling	Consolidated
	Deepwater	Pacific	Africa	America	Total	Items	Total

Revenues	$ 72.8	$ 748.5	$670.8	$401.9	$1,894.0	$ --	$1,894.0
Operating expenses Contract drilling (exclusive of depreciation)	28.8	226.3	208.4	141.9	605.4	--	605.4
Depreciation	9.3	69.7	40.4	42.6	162.0	4.1	166.1
General and administrative	--	--	--	--	--	59.5	59.5
Operating income	$ 34.7	$ 452.5	$422.0	$217.4	$1,126.6	$ (63.6)	$1,063.0
Total assets	$973.8	$1,386.6	$773.6	$808.8	$3,942.8	$1,026.0	$4,968.8
Capital expenditures	352.4	48.5	22.0	93.0	515.9	1.4	517.3

Information about Geographic Areas

As of December 31, 2009, our Deepwater operating segment consisted of two ultra-deepwater semisubmersible rigs located in the Gulf of Mexico, one ultra-deepwater semisubmersible rig located in Australia and five ultra-deepwater semisubmersible rigs under construction in Singapore, including ENSCO 8502 which was delivered in January 2010. Our Asia Pacific operating segment consisted of 19 jackup rigs and one barge rig deployed in various locations throughout Asia, the Middle East, Australia and New Zealand. Our Europe and Africa operating segment consisted of eight jackup rigs deployed in various territorial waters of the North Sea, one jackup rig located offshore Tunisia and one jackup rig located offshore Greece. Our North and South America operating segment consisted of seven jackup rigs located in the Gulf of Mexico, five jackup rigs located offshore Mexico and one rig located offshore Venezuela.

For purposes of our geographic areas disclosures, we attribute revenues to the geographic location where such revenues are earned and assets to the geographic location of the drilling rig as of the end of the applicable year. For new construction projects, assets are attributed to the location of future operation if known or to the location of construction if the ultimate location of operation is undetermined. Information by country for those countries that account for more than 10% of total revenues or 10% of our long-lived assets was as follows (in millions):

	Revenues			Long-lived Assets
	2009	2008	2007	2009	2008	2007

United Kingdom	$ 353.2	$ 478.3	$ 392.5	$ 457.4	$ 309.0	$ 425.5
United States	267.0	485.8	474.7	1,806.7	1,663.6	1,640.3
Indonesia	72.3	254.2	116.1	50.2	153.9	325.4
Singapore	--	--	--	720.1	550.5	17.1
Other countries	1,174.4	992.0	910.7	1,442.9	1,194.3	950.6
Total	$1,866.9	$2,210.3	$1,894.0	$4,477.3	$3,871.3	$3,358.9

SUPPLEMENTAL FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2009
SUPPLEMENTAL FINANCIAL INFORMATION
14.  SUPPLEMENTAL FINANCIAL INFORMATION

Consolidated Balance Sheet Information

Accounts receivable, net, as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Trade	$310.1	$483.5
Other	17.9	19.7
	328.0	503.2
Allowance for doubtful accounts	(3.4)	(20.5)
	$324.6	$482.7

Other current assets as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Inventory	$ 53.1	$ 47.0
Prepaid taxes	39.6	16.4
Deferred tax assets	30.0	20.3
Deferred mobilization costs	29.0	24.4
Prepaid expenses	13.6	9.4
Other	21.5	11.1
	$186.8	$128.6

Other assets, net, as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Prepaid taxes on intercompany transfers of property	$ 99.0	$ 91.3
Wreckage and debris removal receivables	55.8	18.8
Deferred mobilization costs	23.7	23.1
Supplemental executive retirement plan assets	18.7	13.9
Other	23.2	10.4
	$220.4	$157.5

Accrued liabilities and other as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Taxes	$ 97.3	$ 48.2
Deferred revenue	89.0	67.7
Wreckage and debris removal	50.3	15.0
Personnel costs	48.6	50.5
Derivative liabilities	1.1	25.8
Other	22.3	7.7
	$308.6	$214.9

Other liabilities as of December 31, 2009 and 2008 consisted of the following (in millions):

	2009	2008

Deferred revenue	$ 51.2	$ 34.4
Unrecognized tax benefits (inclusive of interest and penalties)	33.4	39.7
Supplemental executive retirement plan liabilities	21.0	13.9
Other	15.1	15.8
	$120.7	$103.8

Consolidated Statement of Income Information

Repair and maintenance expense related to continuing operations for each of the years in the three-year period ended December 31, 2009 was as follows (in millions):

	2009	2008	2007

Repair and maintenance expense	$119.9	$112.3	$91.6

Consolidated Statement of Cash Flows Information

Cash paid for interest and income taxes for each of the years in the three-year period ended December 31, 2009 was as follows (in millions):

	2009	2008	2007

Interest, net of amounts capitalized	$ .1	$ .5	$ 4.6
Income taxes	152.9	331.6	202.9

Capitalized interest totaled  $20.9 million,  $21.6 million and  $30.4 million during the years ended December 31, 2009, 2008 and 2007, respectively. Capital expenditure accruals totaling  $83.8 million,  $105.1 million and  $96.1 million for the years ended December 31, 2009, 2008 and 2007, respectively, were excluded from investing activities in our consolidated statement of cash flows.

Concentration of Credit Risk

We are exposed to credit risk relating to our receivables from customers, our cash and cash equivalents and investments and our use of derivatives in connection with the management of foreign currency exchange rate risk. We minimize our credit risk relating to receivables from customers, which consist primarily of major international, government-owned and independent oil and gas companies, by performing ongoing credit evaluations. We also maintain reserves for potential credit losses, which to date have been within management's expectations. We minimize our credit risk relating to cash and investments by focusing on diversification and quality of instruments. Cash balances are maintained in major, highly-capitalized commercial banks. Cash equivalents consist of a portfolio of high-grade instruments. Custody of cash and cash equivalents is maintained at several major financial institutions, and we monitor the financial condition of those financial institutions. Substantially all of our investments were issued by state agencies and are substantially guaranteed by the U.S. government under FFELP. We minimize our credit risk relating to the counterparties of our derivatives by transacting with multiple, high-quality counterparties, thereby limiting exposure to individual counterparties, and by monitoring the financial condition of our counterparties.

During the year ended December 31, 2009, one customer provided  $249.6 million, or 13%, of consolidated revenues which were attributable to our Europe and Africa and Asia Pacific operating segments. During the years ended December 31, 2008 and 2007, no customer provided more than 10% of consolidated revenues.

UNAUDITED QUARTERLY FINANCIAL DATA	12 Months Ended
Dec. 31, 2009
UNAUDITED QUARTERLY FINANCIAL DATA
15.      UNAUDITED QUARTERLY FINANCIAL DATA

The following table summarizes our unaudited quarterly consolidated income statement data for the years ended December 31, 2009 and 2008 (in millions, except per share amounts):

2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

Operating revenues	$484.2	$497.3	$408.9	$476.5	$1,866.9
Operating expenses
Contract drilling (exclusive of depreciation)	154.6	171.2	177.0	193.0	695.8
Depreciation	43.8	45.8	49.9	52.5	192.0
General and administrative	12.0	16.0	13.6	22.4	64.0
Operating income	273.8	264.3	168.4	208.6	915.1
Other income (expense), net	(4.3)	6.9	3.6	2.6	8.8
Income from continuing operations before income taxes	269.5	271.2	172.0	211.2	923.9
Provision for income taxes	54.2	49.5	28.6	44.3	176.6
Income from continuing operations	215.3	221.7	143.4	166.9	747.3
Income (loss) from discontinued operations, net	6.8	(20.3)	7.4	43.3	37.2
Net income	222.1	201.4	150.8	210.2	784.5
Net income attributable to noncontrolling interests	(1.4)	(1.1)	(1.1)	(1.5)	(5.1)
Net income attributable to Ensco	$220.7	$200.3	$149.7	$208.7	$ 779.4

Earnings (loss) per share - basic
Continuing operations	$ 1.51	$ 1.55	$ 1.00	$ 1.16	$ 5.22
Discontinued operations	.05	(.14)	.05	.30	.26
	$ 1.56	$ 1.41	$ 1.05	$ 1.46	$ 5.48

Earnings (loss) per share - diluted
Continuing operations	$ 1.51	$ 1.55	$ 1.00	$ 1.16	$ 5.22
Discontinued operations	.05	(.14)	.05	.30	.26
	$ 1.56	$ 1.41	$ 1.05	$ 1.46	$ 5.48

2008	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

Operating revenues	$521.0	$565.1	$569.4	$554.8	$2,210.3
Operating expenses
Contract drilling (exclusive of depreciation)	166.5	189.5	174.6	174.8	705.4
Depreciation	42.5	43.4	43.5	43.9	173.3
General and administrative	12.7	13.8	15.2	12.1	53.8
Operating income	299.3	318.4	336.1	324.0	1,277.8
Other income (expense), net	4.5	6.8	(6.5)	(9.0)	(4.2)
Income from continuing operations before income taxes	303.8	325.2	329.6	315.0	1,273.6
Provision for income taxes	57.0	59.8	63.4	40.2	220.4
Income from continuing operations	246.8	265.4	266.2	274.8	1,053.2
Income from discontinued operations, net	26.9	32.5	17.5	26.6	103.5
Net income	273.7	297.9	283.7	301.4	1,156.7
Net income attributable to noncontrolling interests	(1.7)	(1.2)	(1.4)	(1.6)	(5.9)
Net income attributable to Ensco	$272.0	$296.7	$282.3	$299.8	$1,150.8

Earnings per share - basic
Continuing operations	$ 1.70	$ 1.83	$ 1.86	$ 1.93	$ 7.32
Discontinued operations	.19	.23	.12	.19	.72
	$ 1.89	$ 2.06	$ 1.98	$ 2.12	$ 8.04

Earnings per share - diluted
Continuing operations	$ 1.70	$ 1.83	$ 1.85	$ 1.93	$ 7.30
Discontinued operations	.18	.22	.12	.18	.72
	$ 1.88	$ 2.05	$ 1.97	$ 2.11	$ 8.02

SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2009
SUBSEQUENT EVENT
16.      SUBSEQUENT EVENT

During 2009, we adopted FASB ASC 855 (previously SFAS No. 165, "Subsequent Events") which establishes general standards regarding the accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Adoption of this standard did not result in significant changes in the subsequent events that we are required to recognize or disclosure in our financial statements.

We account for and disclose events that occur after the balance sheet date but before financial statements are issued or are available to be issued. We evaluated subsequent events through February 25, 2010, the date these consolidated financial statements were filed with the SEC.